UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2024

Battery Future Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41158	98-1618517
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

 8 The Green

STE 15614

Dover, DE 19901

(Address of principal executive office) (zip code)

929-465-9707

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	BFAC.U	New York Stock Exchange
Class A ordinary shares, par value $0.0001 per share	BFAC	New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share, each at an exercise price of $11.50 per share	BFAC.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.

On May 12, 2024, Battery Future Acquisition Corp., a Cayman Islands exempted company (“BFAC”), entered into an Agreement and Plan of Merger (the “Business Combination Agreement”), by and among BFAC, Class Over Inc., a Delaware corporation (the “Company”), Classover Holdings, Inc., a Delaware corporation and wholly-owned subsidiary of BFAC (“Pubco”), BFAC Merger Sub 1 Corp., a Delaware corporation and wholly-owned subsidiary of Pubco (“Merger Sub 1”)  and BFAC Merger Sub 2 Corp., a Delaware corporation and wholly-owned subsidiary of Pubco (“Merger Sub 2” and together with Merger Sub 1, the “Merger Subs”).

The Company, founded in 2020 and headquartered in New York, has rapidly emerged as a well-regarded player in the educational technology sector. Specializing in interactive online live courses for K-12 students both domestically and internationally, the Company offers a diverse curriculum and technology solutions tailored to various learning levels and age groups. The Company focuses on fostering essential skills such as creativity and problem-solving through its innovative courses, which range from interest-driven classes to competitive test preparation.

The Business Combination Agreement and the transactions contemplated thereby (the “Business Combination”) were approved by the board of directors of BFAC and the Company, respectively. This Current Report on Form 8-K (this “Report”) is being filed to describe the material terms of the Business Combination Agreement and related agreements, which are filed as exhibits herewith.

The Business Combination Agreement

The Business Combination

Pursuant to the Business Combination Agreement, at the closing of the Business Combination (the “Closing”), Merger Sub 1 will merge with and into BFAC (the “Reorganization Merger”), with BFAC being the surviving corporation of the Reorganization Merger and becoming a wholly-owned subsidiary of Pubco, and immediately thereafter Merger Sub 2 will merge with and into the Company (the “Acquisition Merger”, and together with the Reorganization Merger, the “Mergers”), with the Company being the surviving corporation of the Acquisition Merger and becoming a wholly-owned subsidiary of Pubco.

In connection with the Reorganization Merger, each (i) BFAC Class A ordinary share, par value $0.0001 per share (the “BFAC Class A Ordinary Shares”), and (ii) BFAC Class B ordinary share, par value $0.0001 per share (the “BFAC Class B Ordinary Shares” and, together with the BFAC Class A Ordinary Shares, the “BFAC Ordinary Shares”), issued and outstanding immediately prior to the effective time of the Mergers (the “Effective Time”) will be automatically cancelled and extinguished and converted into the right to receive one share of Class B common stock of Pubco, par value $0.0001 per share (“Pubco Class B Common Stock”). All BFAC Ordinary Shares held in treasury will be cancelled and extinguished without consideration.

At the Effective Time, each whole warrant of BFAC, each exercisable for one BFAC Class A ordinary share at an exercise price of $11.50 per share (the “BFAC Warrants”), that is outstanding immediately prior to the Effective Time shall be converted into a warrant to purchase one share of Pubco Class B Common Stock (“Pubco Warrants”), with each such warrant subject to substantially the same terms and conditions applicable to the BFAC Warrants prior to such conversion.

Each BFAC unit, each consisting of one BFAC Class A Ordinary Share and one half of one BFAC Warrant (the “BFAC Units”), that is outstanding immediately prior to the Effective Time will be automatically separated into one BFAC Class A Ordinary Share and one-half of one BFAC Warrant, which underlying securities will be converted as described above; provided, however, that no fractional Pubco Warrants will be issued.

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Merger Consideration

Pursuant to the Business Combination Agreement, at the Effective Time, all common stock of the Company “Company Common Stock”) issued and outstanding immediately prior to the Effective Time, other than (a) Company Common Stock held in treasury by the Company or its wholly owned subsidiaries, as applicable, and (b) those shares of Company Common Stock owned by a dissenting holder, will be automatically converted into the right to receive an aggregate of 6,535,014 shares of Pubco Class A common stock, par value $0.0001 per share (“Pubco Class A Common Stock”), 5,964,986 shares of Pubco Class B Common Stock and 1,000,000 shares of Pubco preferred stock, par value $0.0001 per share (“Pubco Preferred Stock”).  Notwithstanding the foregoing, any merger consideration attributable to dissenting holders shall not be issued and shall not be included in the aggregate merger consideration amounts.

Each share of Pubco Class A Common Stock will have twenty-five votes per share and each share of Pubco Class B Common Stock will have one vote per share.  Each share of Pubco Preferred Stock will be convertible into a share of Pubco Class B Common Stock at $10.00 per share (subject to adjustment for stock dividends, splits and similar structural changes) and will contain anti-dilution price protection upon any future equity issuance by Pubco at a lower share price (subject to any minimum floor price as required by the New York Stock Exchange).

Registration Statement

In connection with the Business Combination, BFAC and the Company have agreed to prepare, and Pubco will file with the SEC, a registration statement on Form S-4 (the “Registration Statement”), which will include a preliminary proxy statement of BFAC and a preliminary prospectus of Pubco relating to the securities of Pubco to be issued in connection with the Business Combination.

Representations, Warranties and Covenants

The parties to the Business Combination Agreement have made representations, warranties and covenants that are customary for transactions of this nature. The representations and warranties of the respective parties to the Business Combination Agreement will not survive the Closing. The covenants of the respective parties to the Business Combination Agreement will also not survive the Closing, except for those covenants that by their terms expressly apply in whole or in part after the Closing.

Exclusivity

The Business Combination Agreement contains exclusivity provisions restricting BFAC and the Company from engaging in alternative transactions for a period ending on the earlier of the Closing and the termination of the Business Combination Agreement in accordance with its terms.

Conditions to Closing

Mutual Conditions

The consummation of the Mergers and the other transactions contemplated by the Business Combination Agreement is conditioned upon the following, among other things:

•

The approval of the Business Combination by the BFAC shareholders (the “BFAC Shareholders”, such approval the “BFAC Shareholder Approval”) and the Company stockholders (the “Company Stockholders”, such approval the “Company Stockholder Approval”) having been received by BFAC and the Company, respectively;

•

The approval for listing on the New York Stock Exchange (NYSE) of the Pubco Common Stock to be issued in connection with the Business Combination, subject, if applicable, to official notice of issuance thereof and the requirement for the Pubco Common Stock to have a sufficient number of round lot holders;

•

The Registration Statement having become effective in accordance with the provisions of the Securities Act of 1933, as amended (the “Securities Act”), no stop order having been issued by the SEC that remains in effect with respect to the Registration Statement, and no proceeding seeking such a stop order having been threatened or initiated by the SEC which remains pending; and

•	All required waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, if any, having expired or been terminated.

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Other Conditions to BFAC’s, Pubco’s and the Merger Subs’ Obligations

The obligations of BFAC, Pubco and the Merger Subs to consummate the Business Combination are also conditioned upon, among other things:

•	The accuracy of the representations and warranties of the Company;

•	Performance in all material respects of the agreements and covenants of the Company required by the Business Combination Agreement to be performed on or prior to the Closing;

•

No action, suit or proceeding being pending or threatened before any governmental entity which would (i) prevent consummation of any aspect of the Business Combination, (ii) cause any aspect of the Business Combination to be rescinded following consummation or (iii) affect materially and adversely the right of Pubco to own, operate or control any of the assets and operations of the Company following the Mergers, and no order, judgment, decree, stipulation or injunction to any such effect being in effect;

•	Certain employees of the Company having executed employment agreements with Pubco; and

•	Each loan made to any employee of the Company, together with all accrued but unpaid interest thereon, having been repaid in full prior to the Closing Date.

Other Conditions to the Company’s Obligations

The obligations of the Company to consummate the Business Combination are also conditioned upon, among other things:

•	The accuracy of the representations and warranties of BFAC, Pubco, Merger Sub 1 and Merger Sub 2;

•	Performance in all material respects of the covenants of BFAC, Pubco, Merger Sub 1 and Merger Sub 2 required by the Business Combination Agreement to be performed on or prior to the Closing; and

•

No action, suit or proceeding being pending or threatened before any governmental entity which (i) would prevent consummation of any of the Business Combination, (ii) would cause any aspect of the Business Combination to be rescinded following consummation or (iii) would affect materially and adversely or otherwise encumber the title of the Pubco Class A Common Stock, Pubco Class B Common Stock, and/or Pubco Preferred Stock to be issued to the Company Stockholders by Pubco in connection with the Business Combination, and no order, judgment, decree, stipulation or injunction to any such effect being in effect.

Termination

The Business Combination Agreement may be terminated at any time prior to the Closing as follows:

•	by mutual written consent of BFAC and the Company;

•

by either BFAC or the Company, if the Effective Time has not occurred on or before December 31, 2024; provided, however, that such date shall be automatically extended to June 30, 2025 if the SEC has not declared the Registration Statement effective on or prior to December 31, 2024, and provided, further, that this termination right is not available to a party that is in breach or violation of the Business Combination Agreement and such breach or violation is the primary cause of the failure to close by such date;

•

by either BFAC or the Company, if a governmental entity shall have issued an order, decree, judgment or ruling or taken any other action, in any case having the effect of permanently restraining, enjoining or otherwise prohibiting the Business Combination, which order, decree, ruling or other action is final and nonappealable;

•

by either BFAC or Company, if the other party has breached any of its covenants or representations and warranties, or any representation or warranty has become untrue, such that the terminating party’s closing conditions would not be satisfied (subject to a thirty-day cure period, if such breach is curable), provided that this termination right is not available to a party that is in breach of the Business Combination Agreement such that the other party’s closing conditions would not be satisfied;

•	by either BFAC or the Company, if the BFAC Shareholder Approval is not obtained; and

•	by BFAC, if the Company Stockholder Approval is not obtained by the requisite vote under the DGCL within five (5) days following the date the Registration Statement is declared effective.

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Upon termination of the Business Combination Agreement, the Business Combination Agreement will become void (with certain customary exceptions), except that the parties shall not be relieved of liability for any willful breach of the Business Combination Agreement.

The foregoing description of the Business Combination Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Business Combination Agreement, a copy of which is included as Exhibit 2.1 to this Report and which is incorporated herein by reference. The Business Combination Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of such agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties to the Business Combination Agreement and are subject to important qualifications and limitations agreed to by the contracting parties in connection with negotiating the Business Combination Agreement. The Business Combination Agreement has been included as Exhibit 2.1 to provide investors with information regarding its terms. It is not intended to provide any other factual information about BFAC or any other party to the Business Combination Agreement. In particular, the representations, warranties, covenants and agreements contained in the Business Combination Agreement, which were made only for purposes of the Business Combination Agreement and as of specific dates, were solely for the benefit of the respective parties to the Business Combination Agreement, may be subject to limitations agreed upon by the parties thereto (including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the respective parties to the Business Combination Agreement instead of establishing these matters as facts) and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to the BFAC Shareholders and holders of other BFAC securities. The BFAC Shareholders and holders of other BFAC securities are not third-party beneficiaries under the Business Combination Agreement and should not rely on the representations, warranties or covenants of any party to the Business Combination Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Business Combination Agreement, which subsequent information may or may not be fully reflected in BFAC’s public disclosures.

PIPE Financing (Private Placement)

Pursuant to the Business Combination Agreement, the Parties agreed that BFAC and the Company shall use commercially reasonable efforts to solicit investors (the “PIPE Investors”) to enter into subscription agreements with BFAC (as amended or modified from time to time, collectively, the “PIPE Agreements”), on terms approved by the Company (such approval not to be unreasonably withheld, conditioned or delayed), pursuant to which, among other things, each PIPE Investor shall agree to subscribe for and purchase from BFAC, and BFAC shall agree to issue and sell to each such PIPE Investor, on the date of the Closing (the “Closing Date”), substantially concurrent with the Closing but prior to the Effective Time, the number or amount of BFAC Ordinary Shares or other equity or equity-linked securities of BFAC set forth in the applicable PIPE Agreement, in exchange for the purchase price set forth therein, in an aggregate amount of $5 million (the “PIPE Financing”). The BFAC securities issued in the PIPE Financing will be automatically converted into the right to receive Pubco securities in the Business Combination.

BFAC Insider and Company Stockholder Support Agreements

Concurrently with the execution of the Business Combination Agreement, BFAC, the Company and certain of their respective securityholders entered into Support Agreements (each, a “Support Agreement”), pursuant to which, among other things, each such securityholder agreed, with respect to all BFAC Ordinary Shares or Company common stock held by such persons, respectively, to vote in favor of, or consent in writing to, the adoption of the Business Combination Agreement and the approval of the transactions contemplated thereby, including the Mergers, in order to effect the required shareholder approvals.

The foregoing description of the Support Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the Support Agreements, the form of which are included as Exhibit 10.1 (BFAC Insider Support Agreement) and Exhibit 10.2 (Company Stockholders Support Agreement) to this Report and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On May 14, 2024, BFAC and the Company issued a joint press release announcing the execution of the Business Combination Agreement. A copy of the press release is furnished herewith as Exhibits 99.1 and incorporated herein by reference.

The foregoing (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Securities and Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act.

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Additional Information about the Business Combination and Where to Find It

In connection with the Business Combination, Pubco intends to file the Registration Statement, which will include a preliminary proxy statement of BFAC and a preliminary prospectus of Pubco relating to the securities of Pubco to be issued in connection with the Business Combination, with the SEC. After the Registration Statement is declared effective, BFAC will mail a definitive proxy statement relating to the Business Combination and other relevant documents to the BFAC Shareholders. The Registration Statement, including the proxy statement/prospectus contained therein, when declared effective by the SEC, will contain important information about the Business Combination and the other matters to be voted upon at a meeting of BFAC Shareholders to be held to approve the Business Combination (and related matters). This Report is not a substitute for the Registration Statement, the definitive proxy statement/final prospectus or any other document that BFAC will send to BFAC Shareholders in connection with the Business Combination. This Report does not contain all the information that should be considered concerning the Business Combination and other matters and is not intended to provide the basis for any investment decision or any other decision in respect of such matters. BFAC and Pubco may also file other documents with the SEC regarding the Business Combination. Investors and security holders of BFAC are advised to read, when available, the proxy statement/prospectus in connection with BFAC’s solicitation of proxies for its extraordinary general meeting of stockholders to be held to approve the Business Combination (and related matters) and other documents filed in connection with the Business Combination, as these materials will contain important information about BFAC, the Company, Pubco and the Business Combination.

When available, the definitive proxy statement and other relevant materials for the Business Combination will be mailed to BFAC Shareholders as of a record date to be established for voting on the Business Combination. BFAC Shareholders will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other documents filed or that will be filed with the SEC by BFAC through the website maintained by the SEC at www.sec.gov, or by directing a request to Battery Future Acquisition Corp., 8 The Green, #18195, Dover, DE 19901, or by telephone at (929) 465-9707.

Participants in the Solicitation of Proxies

BFAC, the Company and their respective directors and officers may be deemed participants in the solicitation of proxies of BFAC Shareholders in connection with the Business Combination. BFAC Shareholders, holders of other BFAC securities and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of BFAC. A description of their interests in BFAC is contained in BFAC’s final prospectus related to its initial public offering, dated December 17, 2021, in BFAC’s subsequent filings with the SEC, and will be contained in the preliminary and definitive proxy statements BFAC files with the SEC and, in the case of the definitive proxy statement, mails to the BFAC Shareholders. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of OCA’s security holders in connection with the Business Combination and other matters to be voted upon at the extraordinary general meeting of BFAC will be set forth in the Registration Statement for the Business Combination when available. Additional information regarding the interests of participants in the solicitation of proxies in connection with the Business Combination will be included in the Registration Statement that Pubco intends to file with the SEC. You may obtain free copies of these documents as described in the preceding paragraph.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

No Offer or Solicitation

This Report relates to a proposed business combination between BFAC and the Company. This Report does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. This Report does not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Business Combination.

Forward-Looking Statements

Certain statements contained in this Report that are not historical facts are forward-looking statements. Forward-looking statements are often accompanied by words such as “believe,” “may”, “will”, “estimate”, “continue”, “expect”, “intend”, “should”, “plan”, “forecast”, “potential”, “seek”, “future”, “look ahead”, “target”, “design”, “develop”, “aim” and similar expressions to predict or indicate future events or trends, although not all forward-looking statements contain these words. Forward-looking statements generally relate to future events or BFAC’s or the Company’s future financial or operating performance, including possible or assumed future results of operations, business strategies, debt levels, competitive position, industry environment, potential growth opportunities, the effects of regulation, the satisfaction of closing conditions to the Business Combination and related transactions, the level of redemptions by BFAC’s public shareholders and the timing of the completion of the Business Combination, including the anticipated closing date of the Business Combination and the use of the cash proceeds therefrom. For example, statements regarding anticipated growth in the industry in which the Company operates and anticipated growth in demand for the Company’s products, projections of the Company’s future financial results, including future possible growth opportunities for the Company and other metrics are forward-looking statements. These forward-looking statements also include, but are not limited to, statements regarding the use of the Company’s comprehensive online interactive live courses, the development and utilization of the Company’s curricula, estimates and forecasts of financial and performance indicators and predictions of market opportunities. These statements are based on various assumptions (whether or not identified in this Report) and the current expectations of BFAC and Company management, and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by any investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and situations are difficult or impossible to predict and may differ from assumptions. Many actual events and situations are beyond the control of BFAC and the Company.

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These forward-looking statements are subject to a variety of risks, uncertainties and other factors, including (i) the occurrence of any event, change or other circumstances that could give rise to the termination of negotiations and any subsequent definitive agreements with respect to the Business Combination; (ii) the outcome of any legal proceedings that may be instituted against BFAC, the Company or others following this announcement and any definitive agreements with respect thereto; (iii) the inability to complete the Business Combination due to the failure to obtain approval of the BFAC Shareholders or Company Stockholders, to obtain financing to complete the Business Combination, or to satisfy conditions to closing; (iv) changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination; (v) the ability to meet stock exchange listing standards in connection with, or following the consummation of, the Business Combination; (vi) the risk that the announcement and consummation of the Business Combination disrupts current plans and operations of the Company; (vii) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain key relationships and retain its management and key employees; (viii) costs related to the Business Combination; (ix) changes in applicable laws or regulations; (x) the inability to develop or monetize the Company’s offerings in a timely or successful manner; (xi) the Company’s ability to enter into agreements with students, suppliers and other third parties on satisfactory terms; (xii) changes in domestic and foreign business, market, financial, political and legal conditions; (xiii) risks related to domestic and international political and macroeconomic uncertainty, including the conflicts between Russia and Ukraine and Israel and Hamas; (xiv) the amount of redemption requests made by BFAC’s public shareholders; (xv) the impact of competition on the Company in the future; and (xvi) other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in BFAC’s final prospectus relating to its initial public offering, dated December 17, 2021, BFAC’s Annual Report on Form 10-K for the year ended December 31, 2023 and subsequent Quarterly Reports on Form 10-Q, in each case, under the heading “Risk Factors,” and other documents to be filed by BFAC and Pubco with the SEC, including the proxy statement/prospectus. There may be additional risks that neither BFAC nor the Company presently know or that BFAC and the Company currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. If any of these risks become a reality, or if our assumptions prove to be incorrect, the actual results may differ materially from the results implied by these forward-looking statements. In addition, forward-looking statements reflect the expectations, plans, or forecasts of future events and opinions of BFAC or the Company, as applicable, on the date of this Report. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. BFAC and the Company expect that subsequent events and developments will cause the assessments of BFAC and the Company to change. Neither BFAC nor the Company undertakes any duty to update or revise these forward-looking statements or to inform the reader of any matters of which any of them becomes aware of which may affect any matter referred to in this Report. If BFAC and the Company do update one or more forward looking statements, no inference should be drawn that BFAC and the Company will make additional updates thereto or with respect to other forward-looking statements. These forward-looking statements should not be relied upon as representing BFAC’s and the Company’s assessments as of any date subsequent to the date of this filing. You should consult with your professional advisors to make your own determinations and should not rely on the forward-looking statements in this Report.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are provided as part of this Report:

Exhibit No.	Description
2.1†	Business Combination Agreement, dated as of May [12], 2024, by and among BFAC, the Company, Pubco, Merger Sub 1 and Merger Sub 2
10.1	BFAC Insider Support Agreement
10.2	Company Stockholders Support Agreement
99.1	Press Release, dated May 14, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

†

Certain of the exhibits and schedules to this exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). BFAC agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 15, 2024	BATTERY FUTURE ACQUISITION CORP.

	By:	/s/ Fanghan Sui
	Name:	Fanghan Sui
	Title:	Chief Executive Officer

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